SUPPLEMENT DATED SEPTEMBER 9, 2004

TO

PROSPECTUS DATED APRIL 30, 2004, AS AMENDED

SUN LIFE FINANCIAL MASTERS CHOICE

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

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This supplement amends and updates the supplement dated July 27, 2004, to the above prospectus, as follows:

All references to September 7, 2004 should read September 1, 2004.